UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Anzu Special Acquisition Corp I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2023

Anzu Special Acquisition Corp I

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40133 (Commission File Number)	86-1369123 (IRS Employer Identification No.)

12610 Race Track Road, Suite 250 Tampa, FL (Address of principal executive offices)	33626 (Zip Code)

Registrant’s telephone number, including area code: (202) 742-5870

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one redeemable Warrant	ANZUU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	ANZU	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	ANZUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 23, 2023, in connection with the special meeting of stockholders (the “Special Meeting”) of Anzu Special Acquisition Corp I, a Delaware corporation (the “Company”), to extend the date by which the Company has to consummate a business combination from March 4, 2023 to September 30, 2023 or such earlier date as determined by the Company’s board of directors (the “Extension Amendment Proposal”), the Company and Anzu SPAC GP I LLC (the “Sponsor”) entered into extension support agreements (the “Extension Support Agreements”) with several unaffiliated third parties (each, a “Holder”), pursuant to which each Holder agreed to (i) notify the Sponsor at least three business days prior to the Special Meeting regarding the number of shares of the Company’s Class A common stock (“Public Shares”) that such Holder intends to redeem and the number of Public Shares that such Holder intends to retain in connection with the Special Meeting and (ii) vote (and to cause its controlled affiliates to vote) all Public Shares beneficially owned them on the record date for the Special Meeting in favor of the Extension Amendment Proposal. In exchange, the Sponsor agreed to transfer, immediately following consummation of an initial business combination, 20,000 shares of the Company’s Class B common stock (“Founder Shares”) to each Holder for every 100,000 Public Shares held by such Holder immediately following the Special Meeting, up to a maximum of 80,000 Founder Shares to each Holder. Pursuant to the Extension Support Agreements, the Holders agreed to vote an aggregate of 3,311,894 Public Shares in favor of the Extension Amendment Proposal.

The Extension Support Agreements are expected to increase the likelihood that the Extension Amendment Proposal is approved by the Company’s stockholders and may increase the amount of funds that remain in the Company’s trust account following the Special Meeting. The Company can provide no assurances, however, that (i) the Extension Amendment Proposal will be approved at the Special Meeting or prior to March 4, 2023, or (ii) the Company will have sufficient funds in its trust account following the Special Meeting to satisfy the conditions of the letter of intent signed with the Company’s intended business combination target.

The foregoing summary of the Extension Support Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Extension Support Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-Looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Such statements may include, but are not limited to, statements regarding the Special Meeting, the approval of the Extension Amendment Proposal, the funds remaining in the Company’s trust account following the Special Meeting and the consummation of an initial business combination. The forward-looking statements contained in this Current Report on Form 8-K reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; the failure of the Company to obtain the requisite approvals for the Extension Amendment Proposal; the amount of redemptions by the Company’s public stockholders in connection with the Special Meeting and an initial business combination; the inability of the parties to successfully or timely consummate an initial business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of an initial business combination or that the approval of stockholders is not obtained; and other risks and uncertainties set forth in the section entitled “Risk Factors” in the Company’s definitive proxy statement, filed with the SEC on January 20, 2023, in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 31, 2022 and in other reports the Company files with the SEC. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Current Report on Form 8-K, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1	Form of Extension Support Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 24, 2023

Anzu Special Acquisition Corp I

By:	/s/ Dr. Whitney Haring-Smith
Dr. Whitney Haring-Smith Chief Executive Officer